                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Consulier Engineering, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           CONSULIER ENGINEERING, INC.
                             2391 OLD DIXIE HIGHWAY
                          RIVIERA BEACH, FLORIDA 33404

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                FEBRUARY 5, 2002

         The Annual Meeting of Shareholders of Consulier Engineering, Inc. (the "Corporation") will be held on Tuesday, February 5, 2002, at 10:00 A.M. at the offices of Simon & Simon, Chartered Attorneys, 3980 RCA Boulevard, Suite 8012, Palm Beach Gardens, Florida 33410 to consider and act upon the following proposals:

         1. To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

         2. To ratify the reappointment of BDO Seidman, LLP as independent auditors of the Corporation for the year ended December 31, 2001.

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         Shareholders of record at the close of business on November 24, 2001 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

         A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice. Shareholders who do not expect to attend the meeting are requested to sign the enclosed proxy card and return it immediately in the enclosed envelope in order that their shares may be represented at the meeting.

                                              By Order of the Board of Directors


                                              /s/ Alan R. Simon
                                              ---------------------------------
                                              Alan R. Simon, Secretary

Riviera Beach, Florida
January 9, 2002

================================================================================

           YOUR PROXY IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
    PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD
                      IN THE SELF-ADDRESSED ENVELOPE WHICH
               REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES

================================================================================

                           CONSULIER ENGINEERING, INC.
                             2391 OLD DIXIE HIGHWAY
                          RIVIERA BEACH, FLORIDA 33404
                                 (561) 842-2492

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 5, 2002

                                  INTRODUCTION

         This Proxy Statement, with the accompanying proxy card, is furnished to shareholders of Consulier Engineering, Inc., a Florida corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the 2001 Annual Meeting of Shareholders to be held on February 5, 2002, or at any adjournment or postponement thereof. The meeting will be held at the offices of Simon & Simon, Chartered Attorneys, 3980 RCA Boulevard, Suite 8012, Palm Beach Gardens, Florida 33410. Proxy material is being mailed on or about January 9, 2002, to the Corporation's shareholders. The cost of the solicitation will be borne by the Corporation.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

         1. To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

         2. To ratify the reappointment of BDO Seidman, LLP as independent auditors of the Corporation for the year ended December 31, 2001.

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

SHAREHOLDERS ENTITLED TO VOTE

         Each holder of record of the Corporation's common stock as of the close of business on November 24, 2001, (the "Record Date") will be entitled to vote at the Annual Meeting. Each shareholder will be entitled to one vote on each proposal for each share of common stock of the Corporation held as of such date. At the close of business on the Record Date, there were 4,951,150 shares of the Corporation's common stock issued and outstanding. Notwithstanding the Record Date specified above, the stock transfer books of the Corporation will not be closed and stock may be transferred subsequent to the Record Date, although all votes must be cast in the names of the shareholders of record as of the Record Date.

VOTE REQUIRED

         The matters, which may be considered and acted upon by the shareholders at the Annual Meeting, require approval by the affirmative vote of at least a majority of the votes cast by the shareholders present in person or by proxy and constituting a quorum at the Annual Meeting.

         A shareholder may abstain or withhold his vote (collectively, "abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will be counted as not voting in favor of the relevant item. Since the election of directors and the ratification of the reappointment of auditors is determined by the votes cast, abstentions will not affect such election or approval.

         A broker who holds shares in street name has the authority to vote on certain items when he has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a broker nonvote. Under the circumstances where the broker is not permitted to or does not exercise its discretion, assuming proper disclosure to the Corporation of such inability to vote, broker nonvotes will be counted for purposes of determining the existence of a quorum, but also will be counted as not voting in favor of the particular matter. Since each of the matters submitted for shareholder approval is a matter for which a broker may exercise its discretion or is a matter that will be determined by a majority of the votes cast, broker nonvotes, if any, will not have any effect on the outcome of any matter submitted for shareholder approval.

PROXIES

         If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time before it has been exercised, but if it is not revoked, the shares represented thereby will be voted by the persons designated in such proxy. Shares represented by the proxies received will be voted in accordance with the instructions therein. In the absence of instructions, proxies will be voted FOR the election as directors of the nominees for directors named herein and the ratification of the reappointment of BDO Seidman, LLP as independent auditors of the Corporation for the year ended December 31, 2001.

         It should be noted that Warren B. Mosler, Chairman of the Board of Directors, President and Chief Executive Officer of the Corporation, has the right to vote sufficient shares to cause each of the proposed actions to be approved without any other shares being voted in favor thereof at the Annual Meeting. Mr. Mosler has indicated his intention to vote all of his shares for approval of the persons nominated as directors, and for reappointment of the Corporation's existing independent auditors. Accordingly, any negative vote, which a shareholder may cast, will not have any effect on the outcome of any of the matters discussed in this proxy.

PROXY SOLICITATION

         This Proxy Statement, the accompanying proxy card, and the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2000, are being mailed on or about December 31, 2001, to shareholders entitled to vote at the Annual Meeting. The cost of solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxy solicitations may be made by telephone and personal contact by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in their names or in the names of nominees for their reasonable expenses incurred in sending soliciting material to their principals.

PROPOSAL ONE
ELECTION OF DIRECTORS

         At each Annual Meeting, the successors to all directors are elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified to serve. The Board of Directors has nominated the five (5) persons named below for election as directors, each to hold office until the next Annual Meeting of Shareholders and until his or her respective successor has been duly elected and qualified. Each nominee is a member of the current Board of Directors, having been elected at the last Annual Meeting of Shareholders held on December 28, 2000. All nominees have consented to serve as directors. The Board of Directors believes that the nominees will be available and able to serve as directors, but if for any reason any of these persons should not be available or able to serve, the persons named in the proxy may exercise discretionary authority to vote for substitutes proposed by the Board of Directors of the Corporation, unless such authority shall have been withheld.

         The following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Corporation. For information as to the shares of Common Stock held by each nominee, see the section "Securities Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.

   NAME                                          AGE             DIRECTOR SINCE       OTHER POSITION(s) WITH COMPANY
   -----                                       ---------        -----------------     --------------------------------
   Warren B. Mosler                               52                  1985            Chairman of the Board,
                                                                                      President and CEO

   Alan R. Simon, Esq.                            51                  1985            General Counsel, Treasurer and
                                                                                      Secretary

   Charles E. Spaeth                              77                  1992            Chief Engineer

   Burck E. Grosse                                71                  1992            None

   Skender Fani                                   61                  1999            None

Biographical information relating to each of these nominees for director appears following starting on page 5 of this Proxy Statement under the heading "Business History of Directors and Executive Officers."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

EXECUTIVE OFFICERS

         As of Record Date, the executive officers of the Corporation were as follows:

                                                                                                  YEAR BECAME
NAME                                    AGE                        TITLES                      EXECUTIVE OFFICER
----                                -------------     ------------------------------------     ------------------
Warren B. Mosler                         52           Chairman of the Board,                         1985
                                                      President and CEO

Bernardo Davila                          50           President and CEO                              1991
                                                      Southeast Automotive Acquisition
                                                      Corporation

Alan R. Simon, Esq.                      51           General Counsel, Secretary, and                2001
                                                      Treasurer

         Executive officers who are not also directors serve at the discretion of the Board of Directors.

BUSINESS HISTORY OF DIRECTORS AND EXECUTIVE OFFICERS

         The principal occupation of each executive officer of the Corporation and nominee for director is set forth below. All of the executive officers and directors are elected annually, or until their successors have been duly elected.

         Warren B. Mosler is the Chairman of the Board of Directors. Mr. Mosler has served as Chairman since inception of the Corporation and Chief Executive Officer from inception to March 1989 and from August 1989 to May 1994. In February 1999 Mr. Mosler reassumed the positions of President and Chief Executive Officer. From 1983 to present, Mr. Mosler has been a principal in AVM, L.P., as a broker/dealer engaged in arbitrage and government securities trading in West Palm Beach, Florida.

         Bernardo Davila has served as President and CEO of Southeast Automotive Acquisition Corporation since 1991. In 1980, Mr. Davila founded Southeast Automotive Parts, Inc. of Dade which was purchased by Consulier in 1991. From 1971 to 1980, Mr. Davila was in management at Carfel, Inc., an importer of automotive parts.

         Alan R. Simon is a director, and has served as the Corporation's General Counsel and its Secretary-Treasurer since November 2001. He has been in the private practice of law in Boca Raton, Florida since 1982, and has relocated his practice to Palm Beach Gardens, Florida in 2001.

         Charles E. Spaeth is a director and was the Corporation's Acting President and Chief Executive Officer from February 1996 to April 1997. Mr. Spaeth has served as Chief Engineer of the Corporation since February 1996. He was employed as a senior project engineer for Pratt & Whitney Aircraft from 1949 until his retirement in 1990.

         Burck E. Grosse has been President of BG Consulting Group, Inc., from 1991 to the present. From 1987 until 1991 he was Senior Vice President, Lear Group, Inc., a general contracting firm. He worked at General Motors Corporation from 1948 until 1987, where he last served as General Director, Technical Services.

         Dr. Skender Fani is the Chairman of the Board of Otis Elevators, Austria. He is the Chairman of Heim GmbH, a substantial real estate company in Vienna, Austria and Chairman of Polster GmbH, Advertising, Public Relations, and Sports Management Corporation in Germany and Austria. He is Chairman of La Carafe GmbH, one of the leading restaurant and entertainment companies in Austria.

         Dr. Fani is a corporate lawyer in Austria, also specializing in sports and entertainment law. For the past 20 years he has represented the top sports and entertainment personalities throughout Europe. He is the personal advisor to the presidents of many of Europe's top soccer teams, including MAGNA-Austria, FC Barcelona, AS Roma, and Casino Salzburg. He is the past Chairman of Rapid-Vienna, one of Europe's most prestigious and historical soccer clubs. Dr. Fani has a home in Palm Beach County, Florida where he spends a considerable amount of time.

BOARD MEETINGS

         During fiscal year 2000 through November 24, 2001, no meetings of the Corporation's Board of Directors were held.

BOARD COMMITTEES

         The Board of Directors of the Corporation has the following committees with members as listed:

             Executive Committee                             Warren B. Mosler
                                                             Alan R. Simon

             Affiliated Transaction Committee                Burck E. Grosse
                                                             Alan R. Simon

             Audit Committee                                 Alan R. Simon
                                                             Burck E. Grosse
                                                             Skender Fani

         The Executive Committee's functions include approval of all investments of the Corporation not otherwise approved by the full Board of Directors. The Affiliated Transaction Committee's functions include approval of all of the Corporation's transactions with related individuals, including significant shareholders, officers and directors. The Audit Committee will review and assess the adequacy of the Audit Committee Charter on an annual basis.

         The Executive Committee did not meet during calendar year 2000 through November 24, 2001.

         The Affiliated Transaction Committee did not meet during calendar year 2000 through November 24, 2001.

         The Board of Directors does not have a compensation committee or a nominating committee.

         Messrs. Simon, Grosse and Fani are members of the Audit Committee. Messrs. Grosse and Fani are "independent" as defined in the Nasdaq listing standards. The functions of the Audit Committee are to review the adequacy of systems and procedures for preparing the financial statements of the Company as well as the suitability of internal financial controls and to review and approve the scope and performance of the independent auditors' work. The Audit Committee meets with the independent auditors and reviews any matters required to be discussed pursuant to Statement of Auditing Standards No. 61 and the financial statements proposed to be included in the annual report on Form 10-KSB and quarterly reports on Form 10-QSB. The Audit Committee makes its recommendation to the Board regarding inclusion of the financial statements on Form 10-KSB. The Audit Committee met three times during the fiscal year ended December 31, 2000.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Consulier Engineering, Inc. Board of Directors is currently composed of three directors and operates under a written charter adopted by the Board of Directors. A copy of the charter is attached as an appendix to this proxy statement.

         We have met and held discussions with the Company's management and with the Company's independent accountants, BDO Seidman, LLP. We have reviewed and discussed the consolidated financial statements of Consulier Engineering, Inc. for the 2000 fiscal year with the Company's management. We discussed with BDO Seidman, LLP matters required to be discussed by generally accepted auditing standards, including standards set forth in Statement on Auditing Standards No. 61.

         BDO Seidman, LLP also provided to us the written disclosures regarding their independence required by Independence Standards Board Standard No. 1, and we discussed with BDO Seidman LLP their independence.

         Based on these reviews and discussions, we recommended to the Board of Directors that the audited consolidated financial statements for 2000 be included in Consulier Engineering, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                                               ALAN R. SIMON
                                                               BURCK E. GROSSE
                                                               SKENDER FANI

COMPENSATION OF DIRECTORS

         The Board of Directors received no cash compensation during the fiscal year ended December 31, 2001. The Corporation does reimburse directors for out-of-pocket expenses incurred in attending meetings.

FAMILY RELATIONSHIPS

         No family relationships exist among the directors and officers of the Corporation.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers, directors and holders of more than 10% of the Common Stock of the Corporation file reports of stock ownership and changes in ownership with the Securities and Exchange Commission on Forms 3 (initial statement of ownership), 4 (monthly reports), and 5 (annual reports). Based solely upon a review of copies of such reports or representations that no annual reports on Form 5 for the 2001 fiscal year were required to be filed, the Corporation believes that Section 16(a) filing requirements were complied with during fiscal year 2001.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of shares of common stock by each person known by the Corporation to be the beneficial owner of more than 5% of outstanding common stock, by each director and nominees for election as a director and each of the executive officers of the Corporation and by all directors and executive officers as a group. Except as indicated in the footnotes, all of such shares of common stock set forth in the following table are owned directly, and the indicated person has sole voting and investment power with respect to all common stock shown as beneficially owned by such person:

                           NAME AND ADDRESS                               AMOUNT AND NATURE OF        PERCENT OF
   TITLE OF CLASS          OF BENEFICIAL OWNER                            BENEFICIAL OWNERSHIP           CLASS
  ------------------       -----------------------------------------     -----------------------    ----------------
       Common              Warren B. Mosler                                    4,171,054                      84.2%
       Stock               483 S. Beach Rd.
                           Hobe Sound, Fl 33455

       Common              Alan R. Simon                                         180,000 (1)                   3.6%
       Stock               3980 RCA Boulevard, Suite 8012
                           Palm Beach Gardens, FL 33420

       Common              Burck E. Grosse                                        10,000                          (2)
       Stock               11 Huntly Circle
                           Palm Beach Gardens, FL 33418

       Common              Bernardo Davila                                        45,850                          (2)
       Stock               7575 NW 74th Avenue
                           Miami, FL 33166

       Common              Charles Spaeth                                         10,000                          (2)
       Stock               13 Paddock Circle
                           Tequesta, FL 33469

                           All directors and executive                         4,236,904                      85.6%
                           Officers as a group

------------
(1) Consists of options to acquire shares of Consulier common stock from Mr. Mosler at $1.25 per share.

(2)   Does not exceed one (1%) percent of the class.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid by the Corporation and its subsidiaries during the fiscal years 1998, 1999, and 2000 for services rendered to the Corporation and its subsidiaries during such years by the Corporation's Chairman of the Board, President and CEO and the President and CEO of Subsidiary. No other executive officer of the Corporation received compensation that exceeded $100,000 in any of the listed years.

                           SUMMARY COMPENSATION TABLE

           NAME AND                               FISCAL                                    ALL OTHER
           PRINCIPAL POSITION                      YEAR                SALARY              COMPENSATION
           ---------------------------------    ------------       ---------------    ----------------------
           Warren B. Mosler,                       2000               $ 75,000
           Chairman of the Board,                  1999               $ 75,000
           President and CEO                       1998               $ 75,000

           Bernardo Davila                         2000               $ 85,327
           President and CEO                       1999               $ 85,000               $17,383
           Of Subsidiary                           1998               $ 85,000

         Certain columns have been omitted from the above table because there is no compensation required to be reported in such columns.

OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR

         The Corporation did not award any options or stock appreciation rights to any person during the three fiscal years.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         AVM, L.P. ("AVM"), a broker/dealer in U.S. Government securities formed in October 1983, is an Illinois limited partnership located in West Palm Beach, Florida. AVM is registered with the Commodity Futures Commission as a Futures Commission Merchant ("FCM") and conducts its FCM business with other broker/dealers on a fully disclosed basis. AVM is registered as a broker/dealer with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc. The firm is generally engaged in the brokerage of U.S. Government securities, other fixed income instruments, and arbitrage transactions and presently employs 64 people in addition to the 4 principals of its general partner. Mr. Mosler is one of the founders of AVM and is a principal of the general partner of AVM.

         Under the partnership agreement, the Corporation may withdraw all or any portion of its capital account upon thirty (30) days written notice. On

October 1, 1996, the Corporation reduced its investment in AVM by $292,403. Also, AVM's general partners may cause withdrawal of the Corporation from the partnership through payment of fair market value of the Corporation's capital account.

         As of December 31, 2000, and September 30, 2001, the Corporation's limited partnership interest represented approximately ten percent (10%) of AVM's total partnership capital. Allocation of the partnership's income to its partners varies based on amounts of appreciation of the partnership's assets and operating profits of the partnership. Based on earnings distributions provided in the partnership agreement, the Corporation was allocated approximately eight percent (8%) of AVM's earnings during 2000 totaling $1,124,247. During the first nine months of 2001, the Corporation was allocated approximately eight percent (8%) of AVM's earnings totaling approximately $854,000.

                                  PROPOSAL TWO
              RATIFICATION OF REAPPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has reappointed BDO Seidman, LLP as the independent auditors of the Corporation for the year ended December 31, 2001 subject to ratification of the shareholders. BDO Seidman, LLP has acted as auditor of the Corporation and its subsidiaries since 1991. A representative of BDO Seidman, LLP will be present at the Annual Meeting, with an opportunity to make a statement if he or she so desires and to respond to appropriate questions.

         For the fiscal year ended December 31, 2000, the Company incurred professional fees and out-of-pocket expenses to its auditors in the amount of $54,000, of which $46,000 related to auditing services, $0 related to information technology services and $8,000 related to all other services, representing tax return preparation services.

         The Company's Audit Committee has considered whether the non-audit services provided by the Company's auditors in connection with the year ended December 31, 2000 were compatible with the auditors' independence.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS OF CONSULIER AND ITS SUBSIDIARIES FOR THE YEAR ENDED DECEMBER 31, 2001, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                  OTHER MATTERS

            As of the date hereof, the Board of Directors knows of no other matters, which are likely to be presented for consideration at the meeting. Should other matters properly come before the meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         The Corporation on or before August 30, 2002 must receive any proposal, which a shareholder of the Corporation intends to be presented at the Annual Meeting of Shareholders to be held during December 2002. Only proper proposals, which are timely received, will be included in the proxy statement and form of proxy.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Alan R. Simon
                                              ----------------------------------
                                              ALAN R. SIMON, SECRETARY

January 9, 2002


         A copy of the 2000 Annual Report accompanies this Proxy Statement. There will be no separate Annual Report to Shareholders other than the Annual Report on Form 10-KSB. The exhibits to the Form 10-KSB will also be furnished to any shareholder who so requests and pays a fee equal to the Corporation's reasonable expenses in furnishing such exhibits. If you wish a copy of the exhibits, please write to Alan R. Simon, Secretary of the Corporation, at 2391 Old Dixie Highway, Riviera Beach, Florida 33404.

                                                                      APPENDIX A

                           CONSULIER ENGINEERING, INC.
                             2391 OLD DIXIE HIGHWAY
                             RIVIERA BEACH, FL 33404


           THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS


          The undersigned hereby appoints Warren B. Mosler and Alan R. Simon as Proxies, each with the power to appoint his substitute, and hereby authorizes to vote as designated below, all shares of common stock of Consulier Engineering, Inc. held of record by the undersigned on November 24, 2001 at the Annual Meeting of Shareholders to be held on February 5, 2002, or any adjournment or postponement thereof.

1. ELECTION OF DIRECTORS (SEE PROXY STATEMENT)

                                                                      APPENDIX B

                           CONSULIER ENGINEERING, INC.
                             2391 OLD DIXIE HIGHWAY
                             RIVIERA BEACH, FL 33404


                             AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the operations of the Audit Committee. The Audit Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The Audit Committee shall be appointed by the Board of Directors and shall comprise at least two directors, a majority of whom are independent of management and the Company. Members of the Audit Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, independent auditors and management of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board of Directors. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the Company's shareholders. The Audit Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The Audit Committee shall discuss with the auditors their independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and shall consider the compatibility of nonaudit services with the auditors' independence. Annually, the Audit Committee shall review and recommend to the Board of Directors the selection of the Company's independent auditors, subject to shareholders' approval.

The Audit Committee shall discuss with the independent auditors the overall scope and plans for their audits including the adequacy of staffing and compensation. Also, the Audit Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Audit Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

The Audit Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-QSB. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire committee for the purposes of this review.

The Audit Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

PROXY CARD                 CONSULIER ENGINEERING, INC.
                             2391 OLD DIXIE HIGHWAY
                             RIVIERA BEACH, FL 33404


           THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Warren B. Mosler and Alan R. Simon as Proxies, each with the power to appoint his substitute, and hereby authorizes to vote as designated below, all shares of common stock of Consulier Engineering, Inc. held of record by the undersigned on November 24, 2001 at the Annual Meeting of Shareholders to be held on February 5, 2002 or any adjournment thereof.

1.       ELECTION OF DIRECTORS (SEE PROXY STATEMENT)

              __________ FOR __________ AGAINST __________ ABSTAIN

   (INSTRUCTION: To withhold authority for an individual nominee write that nominee's name in the space provided below.)

______________________________________________________________________________

2.       RATIFICATION OF INDEPENDENT AUDITORS (SEE PROXY STATEMENT)

              __________ FOR __________ AGAINST __________ ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments of the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each director nominee, and FOR Proposal 2.

Please sign exactly as your name appears on your certificate. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized office. If a partnership, please sign in partnership name by authorized person.

Dated _____________________, 2002 Number of shares held: ______________________

_________________________________           ___________________________________
Please type or print your name(s)                    Signature

_________________________________           ___________________________________
Please type or print your name(s)                    Signature

If you have had a change of Address, please print or type your new address in the lines below.

____________________________________     PLEASE COMPLETE, SIGN, DATE AND RETURN
                                         THIS PROXY PROMPTLY USING THE
____________________________________     ENCLOSED ENVELOPE.

____________________________________